OFI TREMONT CORE STRATEGIES HEDGE FUND
Supplement dated February 23, 2009 to the

Prospectus dated July 29, 2008

This supplement amends the Prospectus of OFI Tremont Core Strategies Hedge Fund (the "Fund") dated July 29, 2008 and replaces the supplement dated February 4, 2009.

The Board of Trustees of the Fund has adopted a plan to liquidate the Fund, by making a series of periodic distributions to shareholders who hold shares of the Fund as of March 31, 2009. These distributions, which are expected to begin in May 2009, will be made upon the Fund's receipt of proceeds of liquidation of the underlying hedge funds held by the Fund ("Underlying Funds") and will primarily represent returns of capital. Due to restrictions on redemption of the Underlying Funds imposed by their managers, the Fund may not receive and distribute all remaining redemption proceeds until mid-2010 or later. When all the Fund's assets (other than those needed to pay any remaining Fund expenses) have been distributed to its shareholders, the Fund will apply to de-register as an investment company and will be terminated as a Massachusetts trust.

Effective as of the close of the New York Stock Exchange on February 13, 2009, investors will no longer be able to purchase shares of the Fund. Any payments received after February 13, 2009 will be returned. No further Repurchase Offers for Fund shares will be made. All Prospectus disclosures concerning the purchase or redemption of Fund shares, including without limitation, disclosures appearing under the captions "A Brief Overview of the Fund," "Main Risks of Investing in the Fund," "How to Buy Shares" and "Repurchase of Shares and Transfers" are revised accordingly.

Since the Fund will, after February 13, 2009, be engaged solely in the redemption of its interests in Underlying Funds, the following sentence in the section "How are Underlying Fund Managers Selected," is deleted from the final paragraph on page 20: "The Sub-Adviser expects generally to allocate the Fund's assets to more than 30 Underlying Fund Managers." In addition, in the section "Limits on Allocating Fund Assets to Any One Underlying Fund Manager," the following sentence is deleted from the fifth full paragraph on page 21: "Not more than 10% of the Fund's net assets will be allocated to any one Underlying Fund Manager."  As redemptions are received from Underlying Funds, the number of Underlying Funds will decline and the percentage of the Fund allocated to each individual remaining Fund will increase.

The section titled "How the Fund is Managed" is amended by adding the following paragraphs below the sub-section titled "The Sub-Adviser" on page 24:

Pending Litigation.  Although no Fund assets were invested in any funds or accounts managed by Bernard L. Madoff or his investment firm, several lawsuits have been filed against the Sub-Adviser, its parent Tremont Group Holdings, Inc., the Adviser and others (but not the Fund) arising from the alleged fraud perpetrated by Mr. Madoff and his investment firm affecting other clients of the Sub-Adviser or its parent. These lawsuits, filed commencing on December 22, 2008, primarily in the U.S. District Court for the Southern District of New York, allege breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among other claims. They seek unspecified compensatory and punitive damages, equitable relief and an award of attorneys' fees and litigation expenses. The Sub-Adviser, its parent and the Adviser have stated that they believe the lawsuits are without merit and they intend to defend them vigorously. It is premature to render any opinion as to the likelihood of an outcome in these lawsuits. However, this litigation should not impair the ability of the Adviser and the Sub-Adviser to perform their respective duties to the Fund.

The section titled "How the Fund is Managed – Portfolio Manager" on page 25 is deleted in its entirety and replaced with the following:

Portfolio Manager. The portfolio manager of the Fund is Scott Metchick. Mr. Metchick has been portfolio manager of the Fund since January 2009 and has been Chief Investment Officer ("CIO") of the Sub-Adviser and head of the Sub-Adviser's Investment Management Group since August 2008. Mr. Metchick was a Founding Partner and Managing Member, and served as CIO, of Twin Lights Capital LLC, a fund of funds, from July 2005 through February 2008. Mr. Metchick was CIO and Partner of the EIM Group, from August 2002 through April 2004 and served as U.S. Director of Research and Portfolio Management of the EIM Group from April 1998 through July 2002. Mr. Metchick was Vice President at EACM Advisors, an affiliate of the consulting firm Evaluation Associates from October 1988 through March 1998.

February 23, 2009                                                                                                          PS0482.010